Asset Retirement Obligations	12 Months Ended
Dec. 31, 2019
Asset Retirement Obligation Disclosure [Abstract]
Asset Retirement Obligations	Asset Retirement Obligations
The Company's AROs are primarily related to the environmental obligations for nuclear decommissioning, ash disposal, site closures, fuel storage facilities and future dismantlement of equipment on leased property. In addition, the Company has also identified conditional AROs for asbestos removal and disposal, which are specific to certain power generation operations.
See Note 7, Nuclear Decommissioning Trust Fund, for a further discussion of the Company's nuclear decommissioning obligations. Accretion for the nuclear decommissioning ARO and amortization of the related ARO asset are recorded to the Nuclear Decommissioning Trust Liability to the ratepayers and are not included in net income, consistent with treatment per ASC 980, Regulated Operations.
The following table represents the balance of ARO obligations as of December 31, 2019 and 2018, along with the additions, reductions and accretion related to the Company's ARO obligations for the year ended December 31, 2019:

(In millions)	Nuclear Decommission	Other	Total
Balance as of December 31, 2018	$282	$397	$679
Revisions in estimates for current obligations(a)	—	27	27
Additions	—	9	9
Spending for current obligations	—	(33)	(33)
Accretion (a)	16	30	46
Balance as of December 31, 2019	$298	$430	$728
(a) Total ARO accretion expense includes non-Nuclear Decommissioning Trust accretion and revised asset retirement liabilities on non-operating plants